EXHIBIT 4(m)

                      INTERIM INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the 28 day of June , 2002 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas ("IMCO"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland and having a place of business in San Antonio, Texas (the "Company").

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, IMCO is engaged in the business of rendering investment management and advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company is authorized to issue shares of capital stock interest (the "Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company presently offers Shares in each of the series identified in Schedule A hereto (the "Existing Funds") (such series, together with all other series subsequently established by the Company with respect to which the Company desires to retain IMCO to render management and investment advisory services hereunder and with respect to which IMCO is willing so to do, being herein collectively referred to as the "Funds");

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.       APPOINTMENT OF IMCO.

         (a) EXISTING FUNDS. The Company hereby appoints IMCO to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. IMCO accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of Shares other than the Existing Funds with respect to which it desires to retain IMCO to render management and investment advisory services hereunder, it shall so notify IMCO in writing. If IMCO is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint IMCO to act as manager and investment adviser for each of such series of Shares for the period and on the terms herein set forth, IMCO shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such series of Shares shall become a Fund hereunder.

2.       DUTIES OF IMCO.

         Subject to the delegation of any such duties to one or more investment subadvisers ("Subadvisers") as provided in Paragraph 3 hereof, IMCO, at its own expense, shall furnish the following services and facilities to the Company:

         (a) INVESTMENT PROGRAM. IMCO will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company (the "Board")) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and
(iii) make changes on behalf of the Company in the investments of each Fund.

         (b) MONITORING. Should the Board determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the "Portfolio"), IMCO will monitor the services provided to the Portfolio, subject always to the control of the Board. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. IMCO will report to the Board, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

3.       SUBADVISERS.

         (a) Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, IMCO, at its own expense, may select and contract with one or more Subadvisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Company's Articles of Incorporation, By-Laws and such Fund's Prospectus and Statement of Additional Information ("SAI"), as is from time to time in effect; provided that, (i) IMCO will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a "Subadvisory Agreement") shall be in compliance with and approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission ("SEC") or its staff.

         (b) Subject to the general supervision and control of the Board, IMCO will have full discretion to (i) select new or additional Subadvisers for each Fund, (ii) enter into and materially modify existing Subadvisory Agreements, and
(iii) terminate and replace any Subadviser. In connection with IMCO's responsibilities herein, IMCO will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Subadvisers from time to time, as IMCO deems appropriate, to enable each Fund to achieve its investment goals. In addition, IMCO will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Subadviser, and review and report to the Board on the performance of each Subadviser. IMCO will furnish, or cause the appropriate Subadviser(s) to furnish, to the Company such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Company may reasonably request. On IMCO's own initiative, IMCO will apprise, or cause the appropriate Subadviser(s) to apprise, the Company of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Company, from time to time, with such information as may be appropriate for this purpose. Further, IMCO agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, IMCO agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

4.       ALLOCATION OF EXPENSES.

         Except for the services and facilities to be provided by IMCO set forth in Paragraphs 2 and 3 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse IMCO for any such expenses incurred by IMCO. The expenses to be borne by the Company shall include, without limitation:

         (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

         (b) the charges and expenses of auditors;

         (c) brokerage commissions for transactions in the portfolio securities of the Company;

         (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

         (e) the cost of share certificates representing Shares of the Company;

         (f) fees involved in registering and maintaining  registrations  of the
Company  and  of  its  Shares  with  the  SEC  and  various   states  and  other
jurisdictions;

         (g) all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including Prospectuses) to existing shareholders;

         (h) compensation and travel expenses of Board members who are not "interested persons" within the meaning of the 1940 Act;

         (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

         (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of

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Company Shares,  and registration and qualification of securities under federal, state and other laws;

         (k) membership or association dues for the Investment Company Institute or similar organizations;

         (l) interest payable on Company borrowings; and

         (m) postage.

5.       ADVISORY FEE.

         (a) For the services and facilities to be provided by IMCO as provided in Paragraphs 2(a) and 3 hereof, the Company shall pay to IMCO a monthly fee with respect to each Fund computed as set forth in Schedule B or Schedule C hereto. For the services and facilities to be provided by IMCO as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

         (b) IMCO may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder. With respect to each Fund identified in Schedule D hereto, in addition to any amounts otherwise payable to IMCO as an advisory fee for current services under this Agreement, the Company shall be obligated to pay IMCO amounts previously waived or expenses paid by IMCO with respect to such Fund, provided that such additional payments are made not later than the date identified in Schedule D hereto as the "Ending Date" and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed the percentage of the Fund's average net assets identified in Schedule D.

         (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Company shall pay IMCO a pro rata portion of the amount that the Company would have been required to pay, if any, had this Agreement remained in effect for the full month, subject to such other adjustments as may be provided in Schedule B hereto.

6.       COMPANY TRANSACTIONS.

         In connection with the management of the investment and reinvestment of the assets of the Company, IMCO, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, IMCO shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

IMCO may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), cause a Fund to pay a broker or dealer that provides brokerage or or research services to IMCO, a Subadviser, the Company or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if IMCO determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or IMCO's overall responsibilities to the Fund, the Company or its other investment advisory clients. To the extent permitted by said Section 28(e), neither IMCO nor any Subadviser shall be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking "best execution" and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., IMCO also may consider sales of shares of the Company as a factor in the selection of brokers and dealers. In this regard, the Company reserves the right to direct IMCO to cause Subadvisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment pursuant to this Agreement; or (ii) recognize broker-dealers for the sale of shares of the Company. In addition, the Company hereby agrees that any entity or person associated with IMCO or any Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

7.       RELATIONS WITH COMPANY.

         Subject to and in accordance with the Articles of Incorporation and Bylaws of the Company and of IMCO, respectively, it is understood that Board members, officers, agents and shareholders of the Company are or may be interested in IMCO (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of IMCO are or may be interested in the Company as Board members, officers, shareholders or otherwise, that IMCO (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Articles of Incorporation and Bylaws.

8.       LIABILITY OF IMCO.

         Neither IMCO nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect IMCO against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Board member or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.       DURATION AND TERMINATION.

         Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, approve the retention of IMCO in accordance with Section 15(a) of the 1940 Act and IMCO executes an Investment Advisory Agreement with the Company; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO on sixty days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.      NAME OF COMPANY.

         It is understood that the name "USAA," and any logo associated with that name is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and IMCO is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement, the Company shall forthwith cease to use the "USAA" name and logo and shall take appropriate action to change the Company's name.

11.      PRIOR AGREEMENT SUPERSEDED.

         This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.      SERVICES NOT EXCLUSIVE.

         The services of IMCO to the Company hereunder are not to be deemed exclusive, and IMCO shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

13.      MISCELLANEOUS.

         (a) AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

         (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e) HEADINGS.   The  captions  in  this  Agreement  are  included   for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA MUTUAL FUND, INC.                 USAA INVESTMENT MANAGEMENT COMPANY

By: /s/ Stuart H. Wester               By: /s/ Christopher W. Claus
   ------------------------------         -------------------------------
Name:  Stuart H. Wester                Name:  Christopher W. Claus
Title: Vice President                  Title: President

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


NAME OF FUND

Aggressive Growth Fund
Capital Growth Fund
First Start Growth Fund
Growth Fund
Growth & Income Fund
Income Stock Fund
Science & Technology Fund
Small Cap Stock Fund
Value Fund







Dated as of June 28, 2002            A-1

                     SCHEDULE B TO ADVISORY AGREEMENT - FOR
                       FUNDS WITH PERFORMANCE ADJUSTMENTS

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a "Fund").

         (a) GENERAL. The Company shall pay to IMCO, as compensation for IMCO's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Board to be appropriate over the same period.

         (b) INDEX, CLASS AND CHANGES THERETO. The Board has designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index" and the "Class," respectively). From time to time, the Board may, by a vote of the Board voting in person, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Company; and/or (ii) that a different class or classes of shares of the Company representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to IMCO, a different index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment, and/or a different class or classes of shares (the "Successor Class") may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

         (c) BASIC FEE. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

         (d) PERFORMANCE ADJUSTMENT. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365 (366 in leap


Dated as of June 28, 2002             B-1
years). The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

         (e) ADJUSTMENT RATE. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

         (f) PERFORMANCE PERIOD. The performance period (the "Performance Period") for the Funds listed in Schedule B-1 on the effective date of this Agreement shall be measured from August 1, 2001 (September 1, 2001 with respect to the USAA Value Fund) (the "Commencement Date"). The Commencement Date for any Fund added to Schedule B-1 after the effective date of this Agreement shall be the effective date of the amendment adding such Fund to Schedule B-1. The Performance Period shall consist of the current month plus the preceding months through the Commencement Date until a period of 36 months is included in the Performance Period, provided, however, that no Performance Adjustment shall be made with respect to any period that is less than 12 months, and provided further, that any Performance Adjustment for a period prior to the effective date of this Agreement shall be based on the Fund's performance relative to the designated index in effect during that period under any prior agreement with respect to the Fund. In months subsequent to a 36-month Performance Period having been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

         (g) MEASUREMENT CALCULATION. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

         (h) PAYMENT OF FEES. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

         (i) AVERAGE NET ASSETS. The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board, for each calendar day of such period, by (ii) the number of such days.

         (j) TERMINATION. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the


Dated as of June 28, 2002            B-2
total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.




Dated as of June 28, 2002            B-3

              SCHEDULE B-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                           WITH PERFORMANCE ADJUSTMENT



                                                                    ANNUAL BASIC
NAME OF FUND1                         PERFORMANCE INDEX               FEE RATE
-------------                         -----------------               --------

Aggressive Growth Fund        Lipper Mid-Cap Growth Funds Index          *

Capital Growth Fund              Lipper Mid-Cap Growth Index            .85%

First Start Growth Fund      Lipper Large-Cap Growth Funds Index        .75%

Growth Fund                  Lipper Large-Cap Growth Funds Index        .75%

Growth & Income Fund          Lipper Large-Cap Core Funds Index         .60%

Income Stock Fund              Lipper Equity Income Funds Index         .50%

Science & Technology Fund        Lipper Science & Technology            .75%
                                           Funds Index

Small Cap Stock Fund          Lipper Small-Cap Core Funds Index         .75%

Value Fund                    Lipper Multi-Cap Value Funds Index        .75%



----------------------
1 The Performance Adjustment initially will be determined by reference to the sole outstanding class of shares of each Fund. If, in the future, a Fund offers more than one class of shares, the Performance Adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise.

* The fee is computed at one-half of one percent (.50%) of the first $200 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets in excess of $200 million but not over $300 million, and one-third of one percent (.33%) for that portion of average net assets in excess of $300 million.




Dated as of June 28, 2002             B-4

        SCHEDULE B-2 TO ADVISORY AGREEMENT - PERFORMANCE ADJUSTMENT RATE




                          Aggressive Growth Fund
                            Capital Growth Fund
                          First Start Growth Fund
                                Growth Fund
                           Growth & Income Fund
                             Income Stock Fund
                         Science & Technology Fund
                           Small Cap Stock Fund
                                Value Fund

   Over/Under Performance Relative           Performance Adjustment Rate
      to Index (in basis points)             (in basis points as a percentage
                                                  of average net assets)

       +/- 100 to 400                                   +/- 4
       +/- 401 to 700                                   +/- 5
     +/- 701 and greater                                +/- 6




Dated as of June 28, 2002            B-5

                  SCHEDULE C TO ADVISORY AGREEMENT - FOR FUNDS
                         WITH NO PERFORMANCE ADJUSTMENT

This Schedule C shall apply to each of the Funds identified on Schedule C-1 hereto (each, a "Fund").

         (a) The Company shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 thereto.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.




Dated as of June 28, 2002             C-1

              SCHEDULE C-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                                  AND FEE RATES



       NAME OF FUND                                         FEE RATE
       ------------                                         --------





Dated as of June 28, 2002             C-2

              SCHEDULE D TO ADVISORY AGREEMENT - FOR FUNDS WITH FEE
                 WAIVER AND EXPENSE REIMBURSEMENT RECOVERY PLANS


                                                          PERCENTAGE OF
NAME OF FUND                ENDING DATE                 AVERAGE NET ASSETS
------------                -----------                 ------------------




Dated as of June 28, 2002             D-1

                                  EXHIBIT 4(n)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and BATTERYMARCH FINANCIAL MANAGEMENT, INC., a corporation organized under the laws of the State of Maryland and having its principal place of business in Boston, MA (Batterymarch).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc. a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Batterymarch to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Batterymarch is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BATTERYMARCH. IMCO hereby appoints Batterymarch to act as subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Batterymarch will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Batterymarch. Batterymarch accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF BATTERYMARCH.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Batterymarch, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Batterymarch shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions

881179 v1
set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should Batterymarch anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Batterymarch shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Batterymarch wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Batterymarch must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Batterymarch shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Batterymarch will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Batterymarch shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Batterymarch with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Batterymarch with prior written notice of any material change to the Company's Registration Statement that would affect Batterymarch's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Batterymarch will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Batterymarch shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Batterymarch, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Batterymarch shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by Batterymarch, provided that Batterymarch is not negligent in the selection of such broker or brokers, or third parties.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Batterymarch shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Batterymarch an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Batterymarch determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Batterymarch's overall responsibilities with respect to the Fund and to other clients of Batterymarch as to which Batterymarch exercises investment discretion. The Board or IMCO may direct Batterymarch to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Batterymarch deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Batterymarch, Batterymarch, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Batterymarch in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Batterymarch may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Batterymarch may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Batterymarch will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Batterymarch shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Batterymarch giving proper instructions to the custodian, Batterymarch shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Batterymarch agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Batterymarch shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained.

         In addition, Batterymarch agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Batterymarch, except as permitted under the 1940 Act. IMCO agrees that it will provide Batterymarch with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Batterymarch that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Batterymarch, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Batterymarch's duties under this Agreement. However, Batterymarch shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Batterymarch, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Batterymarch also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Batterymarch, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Batterymarch set forth herein. Batterymarch, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Batterymarch's duties hereunder.

         (F) COMPLIANCE MATTERS. Batterymarch, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Batterymarch also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Batterymarch will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Batterymarch agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Batterymarch may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Batterymarch will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Batterymarch's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

         IMCO agrees to instruct the Custodian to forward to Batterymarch copies of all proxies and shareholder communications relating to securities held in the Fund Account. IMCO agrees that Batterymarch will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. Batterymarch will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account. To the extent, however, Batterymarch receives materials requiring action relating to any legal proceedings or bankruptcies involving the issuers of securities held in the Fund Account, Batterymarch shall promptly forward such materials to IMCO.

3. ADVISORY FEE. IMCO shall pay to Batterymarch as compensation for Batterymarch's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Batterymarch shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) BATTERYMARCH. Batterymarch represents and warrants to IMCO that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by Batterymarch's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Batterymarch or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Batterymarch and when executed and delivered by Batterymarch will be a legal, valid and binding obligation of Batterymarch, enforceable against Batterymarch in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Batterymarch is registered as an investment adviser under the Advisers Act; (v) Batterymarch has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Batterymarch and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and with respect to such persons, Batterymarch shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Batterymarch is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Batterymarch will promptly notify IMCO of the occurrence of any event that would disqualify Batterymarch from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Batterymarch has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Batterymarch will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Batterymarch, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Batterymarch, in each case prior to or promptly after, such change; and (x) Batterymarch has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Batterymarch that (i) the retention of Batterymarch by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Batterymarch of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) BATTERYMARCH. Batterymarch shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Batterymarch in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Batterymarch which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Batterymarch Indemnities (as defined below) for use therein. Batterymarch shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). IMCO must obtain Batterymarch's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Batterymarch, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Batterymarch Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Batterymarch Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). Batterymarch must obtain IMCO's prior written consent to any settlement or compromise relating to a claim that would otherwise fall under this provision.

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Batterymarch (Independent Board Members), approve the retention of Batterymarch in accordance with Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Batterymarch; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940
Act), or by IMCO. In addition, this Agreement may be terminated by Batterymarch on sixty days' written notice to the other party. Any notice of termination served on Batterymarch by the Company or IMCO shall be without prejudice to the obligation of Batterymarch to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Batterymarch to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Batterymarch shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Batterymarch to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Batterymarch to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Batterymarch, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Batterymarch shall, upon reasonable notice, afford IMCO at all reasonable times access to Batterymarch's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Batterymarch to provide IMCO with access to the books and records of Batterymarch relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Batterymarch, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Batterymarch may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Batterymarch acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Batterymarch agrees that it will promptly notify IMCO in the event that Batterymarch or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction. Notwithstanding the above, Batterymarch is not obligated to notify the Company or IMCO of any routine regulatory inspection of Batterymarch except to the extent a Fund Account is involved.

         (F) INSURANCE. Batterymarch agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Batterymarch's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Batterymarch, including, without limitation, a change of control of Batterymarch, Batterymarch shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

Batterymarch:              Batterymarch Financial Management, Inc.
                           200 Clarendon Street, 49th Floor
                           Boston, MA  02116
                           Attn:  Chief Financial Officer

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act. IN WITNESS WHEREOF, IMCO and Batterymarch have caused this Agreement to be executed as of the date first set forth above.

Attest:                                 USAA INVESTMENT MANAGEMENT COMPANY

By:      /s/ Mark S. Howard             By:     /s/ Christopher W. Claus
        ---------------------------            ---------------------------
Name:   Mark S. Howard                  Name:  Christopher W. Claus
Title:  Assistant Secretary             Title: President

Attest:                                 BATTERYMARCH FINANCIAL MANAGEMENT, INC.


By:      /s/ Philip E. Channen          By:     /s/ Francis X. Tracy
        ---------------------------            -----------------------------
Name:   Philip E. Channen               Name:  Francis X. Tracy
Title:  Assistant Secretary             Title: President

                                   SCHEDULE A


                            USAA CAPITAL GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                           Rate per annum of the average daily
           Fund Account                    net assets of the Fund Account
           ------------                    -----------------------------------

USAA Capital Growth Fund                   0.50%

                                  EXHIBIT 4(o)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and THE BOSTON COMPANY ASSET MANAGEMENT, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Boston Company).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Boston Company to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Boston Company is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF BOSTON COMPANY. IMCO hereby appoints Boston Company to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Boston Company will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Boston Company. Boston Company accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF BOSTON COMPANY.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Boston Company, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Boston Company shall perform its duties described herein in a manner consistent with the investment objective, policies and restrictions


#880647
set forth in the then current Prospectus and Statement of Additional Information
(SAI) for each Fund. Should Boston Company anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Boston Company shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Boston Company wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Boston Company must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Boston Company shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Boston Company will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Boston Company shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Boston Company with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Boston Company with prior written notice of any change to the Company's Registration Statement that would affect Boston Company's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Boston Company will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Boston Company shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Boston Company, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Boston Company shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Boston Company an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Boston Company determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Boston Company's overall responsibilities with respect to the Fund and to other clients of Boston Company as to which Boston Company exercises investment discretion. The Board or IMCO may direct Boston Company to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Boston Company deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Boston Company, Boston Company, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Boston Company in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Boston Company may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Boston Company may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Boston Company will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Boston Company shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Boston Company giving proper instructions to the custodian, Boston Company shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Boston Company agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Boston Company shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Boston Company agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Boston Company, except as permitted under the 1940 Act. IMCO agrees that it will provide Boston Company with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Boston Company that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by
Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Boston Company, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this
Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Boston Company's duties under this Agreement. However, Boston Company shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Boston Company, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Boston Company also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Boston Company, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Boston Company set forth herein. Boston Company, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Boston Company's duties hereunder.

         (F) COMPLIANCE MATTERS. Boston Company, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Boston Company also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Boston Company will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Boston Company agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Boston Company may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Boston Company will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Boston Company's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Boston Company as compensation for Boston Company's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Boston Company shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) BOSTON COMPANY. Boston Company represents and warrants to IMCO that
(i) the retention of Boston Company by IMCO as contemplated by this Agreement is authorized by Boston Company's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Boston Company or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Boston Company and when executed and delivered by Boston Company will be a legal, valid and binding obligation of Boston Company, enforceable against Boston Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Boston Company is registered as an investment adviser under the Advisers Act; (v) Boston Company has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Boston Company and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Boston Company shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Boston Company is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Boston Company will promptly notify IMCO of the occurrence of any event that would disqualify Boston Company from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Boston Company has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Boston Company will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Boston Company, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Boston Company, in each case prior to or promptly after, such change; and (x) Boston Company has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Boston Company that (i) the retention of Boston Company by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Boston Company of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) BOSTON COMPANY. Boston Company shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Boston Company in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Boston Company which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Boston Company Indemnities (as defined below) for use therein. Boston Company shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Boston Company, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Boston Company Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company by Boston Company. IMCO shall indemnify and hold harmless Boston Company Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Boston Company (Independent Board Members), approve the retention of Boston Company in accordance with
Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Boston Company; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940
Act),  or by IMCO.  In addition,  this  Agreement  may be  terminated  by Boston
Company on sixty days' written notice to the other party. Any notice of termination served on Boston Company by the Company or IMCO shall be without prejudice to the obligation of Boston Company to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Boston Company to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Boston Company shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Boston Company to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Boston Company to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Boston Company, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Boston Company shall, upon reasonable notice, afford IMCO at all reasonable times access to Boston Company's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Boston Company to provide IMCO with access to the books and records of Boston Company relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Boston Company, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Boston Company may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Boston Company acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Boston Company agrees that it will promptly notify IMCO in the event that Boston Company expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Boston Company agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Boston Company's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Boston Company, including, without limitation, a change of control of Boston Company, Boston Company shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Boston Company:   The Boston Company Asset Management, LLC
                  One Boston Place, 024-0133
                  Boston, MA  02108
                  Facsimile No.: (617) 722-3928
                  Attention:  Risk Management and Compliance Department

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS.   The  captions  in  this  Agreement  are  included   for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Boston Company have caused this Agreement to be executed as of the date first set forth above.

Attest:                                     USAA INVESTMENT MANAGEMENT COMPANY


By: /s/ Mark S. Howard                      By: /s/ Christopher W. Claus
   -------------------------------             ------------------------------
Name:  Mark S. Howard                       Name:  Christopher W. Claus
Title: Assistant Secretary                  Title: President

Attest:                                     THE BOSTON COMPANY ASSET
                                            MANAGEMENT, LLC


By:                                         By: /s/ Corey A. Griffin
   --------------------------------            ------------------------------
Name:                                       Name:  Corey A. Griffin
Title:                                      Title: Chief Executive Officer

                                   SCHEDULE A

                             USAA INCOME STOCK FUND

                                   SCHEDULE B

                                      FEES

                                        Rate per annum of the average daily net
           Fund Account                 assets of the Fund Account
           ------------                 ---------------------------------------

USAA Income Stock Fund                  0.17%

                                  EXHIBIT 4(p)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and DRESDNER RCM GLOBAL INVESTORS LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in San Francisco, California (Dresdner).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Dresdner to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Dresdner is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF DRESDNER. IMCO hereby appoints Dresdner to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Dresdner will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Dresdner. Dresdner accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF DRESDNER.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Dresdner, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Dresdner shall perform its duties described herein in a manner consistent with the investment objective, policies, and restrictions set forth in


881311
the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Dresdner anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Dresdner shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Dresdner wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Dresdner must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Dresdner shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Dresdner will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Dresdner shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Dresdner with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Dresdner with prior written notice of any material change to the Company's Registration Statement that would affect Dresdner's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Dresdner will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Dresdner shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Dresdner, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Dresdner shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Dresdner an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Dresdner determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Dresdner's overall responsibilities with respect to the Fund and to other clients of Dresdner as to which Dresdner exercises investment discretion. The Board or IMCO may direct Dresdner to effect up to 25% of transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Dresdner deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Dresdner, Dresdner, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Dresdner in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Dresdner may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Dresdner may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Dresdner will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Dresdner shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Dresdner giving proper instructions to the custodian, Dresdner shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Dresdner agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Dresdner shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Dresdner agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Dresdner, except as permitted under the 1940 Act. IMCO agrees that it will provide Dresdner with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Dresdner that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Dresdner, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Dresdner's duties under this Agreement. However, Dresdner shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Dresdner, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Dresdner also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Dresdner, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Dresdner set forth herein. Dresdner, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Dresdner's duties hereunder.

         (F) COMPLIANCE MATTERS. Dresdner, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Dresdner also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the

Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Dresdner will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Dresdner agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Dresdner may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Dresdner will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Dresdner's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Dresdner as compensation for Dresdner's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Dresdner shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) DRESDNER. Dresdner represents and warrants to IMCO that (i) the retention of Dresdner by IMCO as contemplated by this Agreement is authorized by Dresdner's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Dresdner or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Dresdner and when executed and delivered by Dresdner will be a legal, valid and binding obligation of Dresdner, enforceable against Dresdner in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Dresdner is registered as an investment adviser under the Advisers Act; (v) Dresdner has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Dresdner and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO all reports and information required to be provided under such code of ethics with respect to such persons;
(vi) Dresdner is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Dresdner will promptly notify IMCO of the occurrence of any event that would disqualify Dresdner from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Dresdner has provided IMCO with a copy of its current Form ADV-Part II, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Dresdner will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Dresdner, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Dresdner, in each case prior to or promptly after, such change; and (x) Dresdner has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Dresdner that (i) the retention of Dresdner by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Dresdner of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) DRESDNER. Dresdner shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Dresdner in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Dresdner which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Dresdner Indemnities (as defined below) for use therein. Dresdner shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Dresdner, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Dresdner Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Dresdner Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Dresdner (Independent Board Members), approve the retention of Dresdner in accordance with Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Dresdner; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO. In addition, this Agreement may be terminated by Dresdner on sixty days' written notice to the other party. Any notice of termination served on Dresdner by the Company or IMCO shall be without prejudice to the obligation of Dresdner to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Dresdner to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Dresdner shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Dresdner to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Dresdner to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Dresdner, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Dresdner shall, upon reasonable notice, afford IMCO at all reasonable times access to Dresdner's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Dresdner to provide IMCO with access to the books and records of Dresdner relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Dresdner, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Dresdner may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. IMCO agrees to maintain in strict confidence and for use only with respect to the Fund all investment advice given by Dresdner.

         (C) PRIVACY POLICY. Dresdner acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Dresdner agrees that it will promptly notify IMCO in the event that Dresdner or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Dresdner agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Dresdner's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Dresdner, including, without limitation, a change of control of Dresdner, Dresdner shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

Dresdner:                  Dresdner RCM Global Investors LLC
                           Four Embarcadero Center, Suite 3000
                           San Francisco, California  94111
                           Facsimile No.:  (415) 954-8200
                           Attention:  Legal Services Department


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Dresdner have caused this Agreement to be executed as of the date first set forth above.


Attest:                                   USAA INVESTMENT MANAGEMENT COMPANY


By: /s/ Mark S. Howard                   By: /s/ Christopher W. Claus
   --------------------------------         -------------------------------
Name:   Mark S. Howard                   Name:    Christopher W. Claus
Title:  Assistant Secretary              Title:   President

Attest:                                  DRESDNER RCM GLOBAL INVESTORS LLC


By: /s/ Steven L. Wong                   By: /s/ Pam B. Harrington
   --------------------------------         -------------------------------
Name:   Steven L. Wong                   Name:    Pam B. Harrington
Title:  Assistant Director, Legal        Title:   Co-Deputy Director, Client
         Services                                  Relations

                                   SCHEDULE A


                                USAA GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                        Rate per annum of the average daily net
          Fund Account                  assets of the Fund Account
          ------------                  ---------------------------------------

USAA Growth Fund                        0.20%

                                  EXHIBIT 4(q)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and EAGLE ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Florida and having its principal place of business in St. Petersburg, Florida (Eagle).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Eagle to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Eagle is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF EAGLE. IMCO hereby appoints Eagle to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Eagle will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Eagle. Eagle accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF EAGLE.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Eagle, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Eagle

881545 V1
shall perform its duties described herein in a manner consistent with the investment objective, policies, restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Eagle anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Eagle shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Eagle wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Eagle must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Eagle shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Eagle will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Eagle shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Eagle with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Eagle with prior written notice of any material change to the Company's Registration Statement that would affect Eagle's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Eagle will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Eagle shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Eagle, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Eagle shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Eagle an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Eagle determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Eagle's overall responsibilities with respect to the Fund and to other clients of Eagle as to which Eagle exercises investment discretion. The Board or IMCO may direct Eagle to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Eagle deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Eagle, Eagle, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Eagle in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Eagle may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Eagle may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Eagle will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Eagle shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Eagle giving proper instructions to the custodian, Eagle shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Eagle agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Eagle shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Eagle agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Eagle, except as permitted under the 1940 Act. IMCO agrees that it will provide Eagle with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Eagle that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Eagle, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Eagle's duties under this Agreement. However, Eagle shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Eagle, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Eagle also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Eagle, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Eagle set forth herein. Eagle, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Eagle's duties hereunder.

         (F) COMPLIANCE MATTERS. Eagle, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Eagle also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the

Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Eagle will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Eagle agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and
(iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection
(ii) above, Eagle may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Eagle will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Eagle's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Eagle as compensation for Eagle's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Eagle shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) EAGLE. Eagle represents and warrants to IMCO that (i) the retention of Eagle by IMCO as contemplated by this Agreement is authorized by Eagle's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Eagle or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Eagle and when executed and delivered by Eagle will be a legal, valid and binding obligation of Eagle, enforceable against Eagle in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Eagle is registered as an investment adviser under the Advisers Act; (v) Eagle has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Eagle and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, and with respect to such persons, Eagle shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2);
(vi) Eagle is not  prohibited  by the

1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Eagle will promptly notify IMCO of the occurrence of any event that would disqualify Eagle from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Eagle has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Eagle will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Eagle, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Eagle, in each case prior to or promptly after, such change; and (x) Eagle has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Eagle that (i) the retention of Eagle by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Eagle of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) EAGLE. Eagle shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Eagle in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Eagle which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to

IMCO or the Company by Eagle Indemnities (as defined below) for use therein. Eagle shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses). However, Eagle shall have no liability to a Fund or its shareholders for damages or losses connected with or arising out of services rendered under this Agreement, unless such damages or losses result from Eagle's negligence, willful misconduct, bad faith or reckless disregard of its duties and obligations.

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Eagle, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the 1933 Act) (collectively, Eagle Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Eagle Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Eagle (Independent Board Members), approve the retention of Eagle in accordance with Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Eagle; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO. In addition, this Agreement may be terminated by Eagle on sixty days' written notice to the other party. Any notice of termination served on Eagle by the Company or IMCO shall be without prejudice to the obligation of Eagle to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Eagle to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Eagle shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Eagle to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Eagle to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Eagle, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Eagle shall, upon reasonable notice, afford IMCO at all reasonable times access to Eagle's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Eagle to provide IMCO with access to the books and records of Eagle relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Eagle, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Eagle may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Eagle acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Eagle agrees that it will promptly notify IMCO in the event that Eagle or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE.  Eagle  agrees to   maintain  errors  and  omissions  or
professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Eagle's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Eagle, including, without limitation, a change of control of Eagle, Eagle shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                USAA Investment Management Company
                     9800 Fredericksburg Road, A-O3-W
                     San Antonio, Texas 78288
                     Facsimile No.: (210) 498-4022
                     Attention: Securities Counsel & Compliance Dept.

Eagle:               Eagle Asset Management, Inc.
                     880 Carillon Parkway
                     St. Petersburg, FL  33716
                     Facsimile No.:  (727) 573-8020
                     Attention: Executive Vice President, Sales and Marketing


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS.   The  captions  in  this  Agreement  are  included   for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.


         IN WITNESS WHEREOF, IMCO and Eagle have caused this Agreement to be executed as of the date first set forth above.


Attest:                                 USAA INVESTMENT MANAGEMENT COMPANY


By: /s/ Mark S. Howard                  By: /s/ Christopher W. Claus
   -------------------------------         ---------------------------------
Name:   Mark S. Howard                  Name:  Christopher W. Claus
Title:  Assistant Secretary             Title: President

Attest:                                 EAGLE ASSET MANAGEMENT, INC.


By: /s/ Stephen W. Faber                By: /s/ Stephen G. Hill
   -------------------------------         ---------------------------------
Name:   Stephen W. Faber                Name:  Stephen G. Hill
Title:  Secretary                       Title: President

                                   SCHEDULE A

                            USAA SMALL CAP STOCK FUND

                                   SCHEDULE B

                                      FEES

                                        Rate per annum of the average daily net
             Fund Account               assets of the Fund Account
             ------------               ---------------------------------------

USAA Small Cap Stock Fund               0.56% -- First $100 million
                                        0.45% -- Amounts above $100 million

                                  EXHIBIT 4(r)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and MARSICO CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in Denver, Colorado (Marsico).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Marsico to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Marsico is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF MARSICO. IMCO hereby appoints Marsico to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Marsico will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Marsico. Marsico accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF MARSICO.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Marsico, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Marsico shall perform its duties described herein in a manner consistent with the investment objectives, policies, and restrictions set forth in

881412
the then-current prospectus and statement of additional information (SAI) for each Fund. Should Marsico anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Marsico shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Marsico wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Marsico must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Marsico shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Marsico will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Marsico shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Marsico with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Marsico with prior written notice of any material change to the Company's Registration Statement that would affect Marsico's management of a Fund Account.

         No statement in this Agreement or any other document constitutes a representation by Marsico regarding the rate of growth or return of a Fund Account. Neither Marsico nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by any Fund Account, or that any Fund Account will perform comparably with any standard or index, including the performance achieved for other clients of Marsico.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Marsico will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Marsico shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the most favorable price and execution available, Marsico, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Marsico shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage or research services to Marsico an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Marsico determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular transaction or Marsico's overall responsibilities with respect to the Fund and to other clients of Marsico as to which Marsico exercises investment discretion. The Board or IMCO may direct Marsico to effect up to 25% of all transactions in portfolio securities for a Fund Account through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment. Marsico will treat such a direction as a decision by the Board or IMCO to retain, to the extent of the direction, the discretion that Marsico otherwise would exercise to select broker-dealers and negotiate commissions for the Fund Account.

         On occasions when Marsico deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Marsico, Marsico, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Marsico in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Marsico may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Marsico may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Marsico will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the

Funds' custodian may need to settle a security's purchase or sale. Marsico shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Marsico giving proper instructions to the custodian, Marsico shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Marsico agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Upon receipt of a list of such securities or broker-dealers, Marsico shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Marsico agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Marsico, except as permitted under the 1940 Act. IMCO agrees that it will provide Marsico with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Marsico that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         IMCO and the Trust hereby approve Marsico's placement of orders for the purchase or sale of securities for a Fund Account with Banc of America Securities LLC ("BAS") (a broker-dealer that is an affiliated person of Marsico through their common ownership by Bank of America Corporation), or any other affiliated broker-dealer, to the extent permitted by the 1940 Act and other law. BAS or another affiliated broker-dealer will not deal as principal for its own account in such transactions, but will act as agent for other persons including the Fund Account. IMCO and the Trust are aware that the affiliation between Marsico and an affiliated broker-dealer (such as BAS) could give Marsico or its parent, Bank of America Corporation, an indirect interest in brokerage commissions received by the affiliated broker-dealer, which could create a potential conflict of interest when Marsico considers whether to use an affiliated broker-dealer. Marsico generally will use an affiliated broker-dealer for a Fund Account only when it believes that this is in the Fund Account's best interests because the affiliated broker-dealer is expected to provide best execution.

         IMCO and the Trust hereby authorize Marsico and any affiliated broker-dealer (including BAS) to effect agency cross transactions, in which the affiliated broker-dealer acts as broker for parties on both sides of the transaction, for any Fund Account, to the extent permitted by the 1940 Act and other law. IMCO and the Trust acknowledge that Marsico's affiliated broker-dealer will generally receive compensation from the other party to such transactions (the amount of which may vary), and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker-dealer acts for and receives commissions from both parties, while Marsico advise the Fund Account to enter into the trade.

IMCO and the Trust may at any time revoke their consent to the execution of future agency cross trades for a Fund account by giving written notice to Marsico or the affiliated broker-dealer.

         (C) EXPENSES. Marsico, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Marsico's duties under this Agreement. However, Marsico shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Marsico, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities. Marsico also shall make reasonable efforts to monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Marsico, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Marsico set forth herein. Marsico, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Marsico's duties hereunder.

         (F) COMPLIANCE MATTERS. Marsico, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Marsico also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Marsico will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Marsico agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Marsico may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Marsico will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Marsico's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Marsico as compensation for Marsico's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Marsico shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) MARSICO. Marsico represents and warrants to IMCO that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by Marsico's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Marsico or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Marsico and when executed and delivered by Marsico will be a legal, valid and binding obligation of Marsico, enforceable against Marsico in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Marsico is registered as an investment adviser under the Advisers Act; (v) Marsico has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Marsico and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO information that IMCO reasonably requests concerning such code of ethics; (vi) Marsico is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Marsico will promptly notify IMCO of the occurrence of any event that would disqualify Marsico from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Marsico has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Marsico will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Marsico, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Marsico, in each case prior to or promptly after, such change; and (x) Marsico has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Marsico that (i) the retention of Marsico by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Marsico of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) MARSICO. Marsico shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Marsico in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Marsico which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made primarily in reliance upon information furnished to IMCO or the Company by Marsico Indemnitees (as defined below) for use therein. Marsico shall indemnify and hold harmless the IMCO Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Marsico, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Marsico Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made primarily in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Marsico Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of
(a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Marsico (Independent Board Members), approve the retention of Marsico in accordance with Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Marsico; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO. In addition, this Agreement may be terminated by Marsico on sixty days' written notice to the other party. Any notice of termination served on Marsico by the Company or IMCO shall be without prejudice to the obligation of Marsico to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Marsico to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Marsico shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Marsico to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Marsico to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Marsico, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Marsico shall, upon reasonable notice, afford IMCO at all reasonable times access to Marsico's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Marsico to provide IMCO with access to the books and records of Marsico relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Marsico, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Marsico may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Marsico acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Marsico may disclose nonpublic customer information to broker-dealers, custodians, and other third parties to the extent necessary or appropriate to perform its duties under this Agreement.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law (as in the case of registration statements and other documents that are required to be publicly filed); provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. Marsico also may disclose non-confidential information about its service as sub-adviser to the Trust to other clients or potential clients after the information has been disclosed in publicly filed documents.

         (E) NOTIFICATIONS. Marsico agrees that it will promptly notify IMCO in the event that Marsico or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Marsico agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Marsico's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions initiated solely by Marsico, including, without limitation, a change of control of Marsico, Marsico shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:             USAA Investment Management Company
                  9800 Fredericksburg Road, A-O3-W
                  San Antonio, Texas 78288
                  Facsimile No.: (210) 498-4022
                  Attention: Securities Counsel & Compliance Dept.

Marsico:          1200 Seventeenth Street
                  Suite 1300
                  Denver, Colorado 80202
                  Fax: (303) 454-5678
                  Attention:  Legal/Compliance Dept. and Client Services Dept.


         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS.   The  captions  in  this  Agreement  are  included   for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Marsico have caused this Agreement to be executed as of the date first set forth above.

Attest:                             USAA INVESTMENT MANAGEMENT COMPANY


By:      /s/ Mark S. Howard         By:     /s/ Christopehr W. Claus
        -------------------------          ----------------------------
Name:   Mark S. Howard              Name:  Christopher W. Claus
Title:  Assistant Secretary         Title: President

Attest:                             MARSICO CAPITAL MANAGEMENT, LLC


By:      /s/ Thomas M. Kerwin       By:     /s/ Christopher J. Marsico
        -------------------------          ----------------------------
Name:   Thomas M. Kerwin            Name:  Christopher J. Marsico
Title:  Vice President and          Title: President and Chief Operating Officer
        General Counsel

                                  SCHEDULE A


                           USAA AGGRESSIVE GROWTH FUND

                          USAA FIRST START GROWTH FUND

                                USAA GROWTH FUND

                                   SCHEDULE B

                                      FEES

                                      RATE PER ANNUM OF THE AVERAGE DAILY NET
                                      ASSETS OF THE FUND ACCOUNT
         FUND ACCOUNT

USAA Aggressive Growth Fund                            0.20%

USAA First Start Growth Fund                           0.20%

USAA Growth Fund                                       0.20%

                                  EXHIBIT 4(s)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WELLINGTON MANAGEMENT COMPANY, LLP, a limited liability partnership organized under the laws of the Commonwealth of Massachusetts and having its principal place of business in Boston, Massachusetts (Wellington Management).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc., a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Wellington Management to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Wellington Management is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WELLINGTON MANAGEMENT. IMCO hereby appoints Wellington Management to act as an investment subadviser for each Fund Account in accordance with the terms and conditions of this Agreement. Wellington Management will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Wellington Management. Wellington Management accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF WELLINGTON MANAGEMENT.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Wellington Management, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Wellington Management shall


881609 vl
perform its duties described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Wellington Management anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Wellington Management shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Wellington Management wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets for longer than two consecutive business days, Wellington Management must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Wellington Management shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Wellington Management will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Prospectus and Statement of Additional Information of each Fund, (iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (vi) the written instructions of IMCO. Wellington Management shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Wellington Management with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Wellington Management with prior written notice of any material change to the Company's Registration Statement that would affect Wellington Management's management of a Fund Account.

         (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Wellington Management will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Wellington Management shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Wellington Management, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Wellington Management shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Wellington Management an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Wellington Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Wellington Management's overall responsibilities with respect to the Fund and to other clients of Wellington Management as to which Wellington Management exercises investment discretion. The Board or IMCO may direct Wellington Management to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Wellington Management, Wellington Management, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Wellington Management may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Wellington Management may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Wellington Management will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the

Funds' custodian may need to settle a security's purchase or sale. Wellington Management shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Wellington Management giving proper instructions to the custodian, Wellington Management shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Wellington Management agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Wellington Management shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Wellington Management agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Wellington Management, except as permitted under the 1940 Act. IMCO agrees that it will provide Wellington Management with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Wellington Management that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Wellington Management, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this
Agreement  and  administrative  facilities,   including  bookkeeping,   and  all
equipment and services necessary for the efficient conduct of Wellington Management's duties under this Agreement. However, Wellington Management shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities held in Fund Accounts subadvised by Wellington Management for which market quotes are not readily available, Wellington Management, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Wellington Management also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Wellington Management, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Wellington Management set forth herein. Wellington Management, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Wellington Management's duties hereunder.

         (F) COMPLIANCE MATTERS. Wellington Management, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Wellington Management also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Wellington Management will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Wellington Management agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Wellington Management may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Wellington Management will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Wellington Management's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Wellington Management as compensation for Wellington Management's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Wellington Management shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) WELLINGTON MANAGEMENT. Wellington Management represents and warrants to IMCO that (i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by Wellington Management's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Wellington Management or its property is bound, whether arising by contract, operation of law or otherwise;
(iii) this Agreement has been duly authorized by appropriate action of Wellington Management and when executed and delivered by Wellington Management will be a legal, valid and binding obligation of Wellington Management, enforceable against Wellington Management in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Wellington Management is registered as an investment adviser under the Advisers Act; (v) Wellington Management has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Wellington Management and certain of its employees, officers and partners are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Wellington Management shall furnish to IMCO all reports and information provided under Rule 17j(c)(2); (vi) Wellington Management is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Wellington Management will promptly notify IMCO of the occurrence of any event that would disqualify Wellington Management from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Wellington Management has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Wellington Management will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Wellington Management, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Wellington Management, in each case prior to or promptly after, such change; and (x) Wellington Management has adequate disaster recovery and interruption prevention measures reasonably designed to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO.  IMCO  represents and warrants to Wellington  Management that
(i) the retention of Wellington Management by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Wellington Management of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) WELLINGTON MANAGEMENT. Wellington Management shall indemnify and hold harmless the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933 Act))
(collectively, IMCO Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the IMCO Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard of Wellington Management in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Wellington Management which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to IMCO or the Company by Wellington Management Indemnities (as defined below) for use therein.

         (B) IMCO. IMCO shall indemnify and hold harmless the Wellington Management, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933) (collectively, Wellington Management Indemnities) for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Wellington Indemnities may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any gross negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished in writing by Wellington Indemnities to IMCO or the Trust.

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Wellington Management (Independent Board Members), approve the retention of Wellington Management in accordance with Section 15(a) of the 1940 Act and IMCO executes a

Subadvisory Agreement with Wellington Management; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO. In addition, this Agreement may be terminated by Wellington Management on sixty days' written notice to the other party. Any notice of termination served on Wellington Management by the Company or IMCO shall be without prejudice to the obligation of Wellington Management to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Wellington Management to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Wellington Management shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Wellington Management to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Wellington Management to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Wellington Management, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Wellington Management shall, upon reasonable notice, afford IMCO at all reasonable times access to Wellington Management's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Wellington Management to provide IMCO with access to the books and records of Wellington Management relating to any other accounts other than the Funds or where such access is prohibited by law.

         (B) CONFIDENTIALITY. Wellington Management, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Wellington Management may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Wellington Management acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. During the term of this Agreement, IMCO agrees to furnish to Wellington Management at its principal office all Prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to Wellington Management or its clients in any way, prior to use thereof and not to use such material if Wellington Management reasonably objects in writing two business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Wellington Management with respect to 1) sales literature in which Wellington Management is only referenced in a listing of subadvisers to USAA funds; and 2) other materials as agreed upon mutually by IMCO and Wellington Management. Sales literature may be furnished to Wellington Management hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

         (E) NOTIFICATIONS. Wellington Management agrees that it will promptly notify IMCO in the event that Wellington Management or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Wellington Management agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Wellington Management's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Wellington Management, including, without limitation, a change of control of Wellington Management, Wellington Management shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210) 498-4022
                           Attention: Securities Counsel & Compliance Dept.

Wellington Management:     Wellington Management Company, LLP
                           75 State Street
                           Boston, Massachusetts  02109
                           Facsimile No.: (617) 790-7760
                           Attention: Legal Department

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS.   The  captions   in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Wellington Management have caused this Agreement to be executed as of the date first set forth above.

Attest:                                    USAA INVESTMENT MANAGEMENT COMPANY

By:       /s/ Mark S. Howard               By:    /s/ Christopher W. Claus
         --------------------------               ---------------------------
Name:    Mark S. Howard                    Name:  Christopher W. Claus
Title:   Assistant Secretary               Title: President

Attest:                                    WELLINGTON MANAGEMENT COMPANY, LLP

By:       /s/ John E. Bruno                By:     /s/ John H. Gooch
         ---------------------------              ---------------------------
Name:    John E. Bruno                     Name:  John H. Gooch
Title:   Vice President and Counsel        Title: Senior Vice President

                                   SCHEDULE A

                            USAA GROWTH & INCOME FUND

                         USAA SCIENCE & TECHNOLOGY FUND

                                   SCHEDULE B

                                      FEES

                                         Rate per annum of the average daily net
          Fund Account                   assets of the Fund Account
          ------------                   ---------------------------------------

USAA Growth & Income Fund                0.20%

USAA Science & Technology Fund           0.45%  - First $100 million

                                         0.35%  - Amounts above $100 million

                                  EXHIBIT 4(t)

                    INTERIM INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT made as of the 28th day of June, 2002 (the Effective Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and WESTWOOD MANAGEMENT CORPORATION, a corporation organized under the laws of the State of New York and having its principal place of business in Dallas, Texas (Westwood).

         WHEREAS, IMCO serves as the investment adviser to USAA Mutual Fund, Inc. a corporation organized under the laws of the state of Maryland (the Company) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Company (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Company (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Westwood to render investment advisory services to such series (or portions thereof) of the Company as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Westwood is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF WESTWOOD. IMCO hereby appoints Westwood to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Westwood will be an independent contractor and will have no authority to act for or represent the Company or IMCO in any way or otherwise be deemed an agent of the Company or IMCO except as expressly authorized in this Agreement or another writing by the Company, IMCO and Westwood. Westwood accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF WESTWOOD.

         (A) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Company's Board of Directors (the Board), Westwood, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Westwood shall perform its duties

#880537 V1
described herein in a manner consistent with the investment objective, policies and restrictions set forth in the then current Prospectus and Statement of Additional Information (SAI) for each Fund. Should Westwood anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Westwood shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Westwood wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Westwood must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Westwood shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

         In the performance of its duties, Westwood will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Company's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the
Code), as from time to time in effect, and (vi) the written instructions of IMCO. Westwood shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Westwood with the Company's Articles of Incorporation, as amended and supplemented, the Company's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 2. IMCO shall provide Westwood with prior written notice of any material change to the Company's Registration Statement that would affect Westwood's management of a Fund Account.

         (B) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Westwood will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Westwood shall use its best efforts to obtain for the Fund Accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, Westwood, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Westwood shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage and research services to Westwood an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Westwood determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Westwood's overall responsibilities with respect to the Fund and to other clients of Westwood as to which Westwood exercises investment discretion. The Board or IMCO may direct Westwood to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

         On occasions when Westwood deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Westwood, Westwood, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Westwood in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Westwood may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, Westwood may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Westwood will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Westwood shall not have possession or custody of any Fund's investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Westwood giving proper instructions to the custodian, Westwood shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Westwood agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Westwood shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Westwood agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Westwood, except as permitted under the 1940 Act. IMCO agrees that it will provide Westwood with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Westwood that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         (C) EXPENSES. Westwood, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Westwood's duties under this Agreement. However, Westwood shall not be obligated to pay any expenses of IMCO, the Company or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (D) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes are readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Westwood, at its expense and in accordance with procedures and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities, including providing market price information relating to these assets of the Fund. Westwood also shall monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (E) REPORTS AND AVAILABILITY OF PERSONNEL. Westwood, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Westwood set forth herein. Westwood, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Westwood's duties hereunder.

         (F) COMPLIANCE MATTERS. Westwood, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Westwood also shall cooperate with and provide reasonable assistance to IMCO, the Company's administrator, the Company's custodian and foreign custodians, the Company's transfer agent and pricing agents and all other agents and representatives of the Company and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Company and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (G) BOOKS AND RECORDS. Westwood will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Westwood agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Westwood may maintain copies of such records to comply with its recordkeeping obligations.

         (H) PROXIES. Westwood will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Westwood's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Westwood as compensation for Westwood's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Westwood shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (A) WESTWOOD. Westwood represents and warrants to IMCO that (i) the retention of Westwood by IMCO as contemplated by this Agreement is authorized by Westwood's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Westwood or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Westwood and when executed and delivered by Westwood will be a legal, valid and binding obligation of Westwood, enforceable against Westwood in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law);
(iv) Westwood is registered as an investment adviser under the Advisers Act; (v) Westwood has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that Westwood and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and, with respect to such persons, Westwood shall furnish to IMCO all reports and information provided under Rule 17j-1(c)(2); (vi) Westwood is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (vii) Westwood will promptly notify IMCO of the occurrence of any event that would disqualify Westwood from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
(viii) Westwood has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Westwood will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Westwood, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Westwood, in each case prior to or promptly after, such change; and (x) Westwood has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (B) IMCO. IMCO represents and warrants to Westwood that (i) the retention of Westwood by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Company and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Company or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Company and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Company and IMCO, enforceable against the Company and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Westwood of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (A) WESTWOOD. Westwood shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Company, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Westwood in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Westwood which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to IMCO or the Company by Westwood Indemnities (as defined below) for use therein. Westwood shall indemnify and hold harmless the IMCO Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (B) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Westwood, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Westwood Indemnities) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to IMCO or the Company. IMCO shall indemnify and hold harmless Westwood Indemnities for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

6. DURATION AND TERMINATION OF THIS AGREEMENT. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the sooner of (a) 150 days from the date this Agreement is entered into or (b) the date upon which Fund shareholders and the Board, including a majority of the Board members who are not "interested persons" of the Funds, IMCO or Westwood (Independent Board Members), approve the retention of Westwood in accordance with Section 15(a) of the 1940 Act and IMCO executes a Subadvisory Agreement with Westwood; provided, however, that this Agreement may continue for a period in excess of 150 days upon the written agreement of the parties and consistent with SEC or SEC staff action or interpretation of applicable law. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board, by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by IMCO. In addition, this Agreement may be terminated by Westwood on sixty days' written notice to the other party. Any notice of termination served on Westwood by the Company or IMCO shall be without prejudice to the obligation of Westwood to complete transactions already initiated or acted upon with respect to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the

1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Westwood to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Westwood shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Westwood to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Westwood to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Westwood, or IMCO itself, to perform investment advisory services to any portion of the Funds.

10.      ADDITIONAL AGREEMENTS.

         (A) ACCESS TO INFORMATION. Westwood shall, upon reasonable notice, afford IMCO at all reasonable times access to Westwood's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Westwood to provide IMCO with access to the books and records of Westwood relating to any other accounts other than the Funds.

         (B) CONFIDENTIALITY. Westwood, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Company all records and information relative to the Company and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where Westwood may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

         (C) PRIVACY POLICY. Westwood acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required.

         (D) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

         (E) NOTIFICATIONS. Westwood agrees that it will promptly notify IMCO in the event that Westwood or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (F) INSURANCE. Westwood agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Westwood's business activities.

         (G) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders solely due to actions involving Westwood, including, without limitation, a change of control of Westwood, Westwood shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (A) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:                      USAA Investment Management Company
                           9800 Fredericksburg Road, A-O3-W
                           San Antonio, Texas 78288
                           Facsimile No.: (210)  691-9103
                           Attention: Securities Counsel & Compliance Dept.

Westwood:                  Westwood Management Corp.
                           300 Crescent Court, Suite 1300
                           Dallas, Texas  75201
                           Facsimile No.: (214) 756-6979
                           Attention:  Brian Casey, Executive Vice President

         (B) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (C) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (D) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (E) HEADINGS.   The  captions  in  this  Agreement  are  included   for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (F) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Westwood have caused this Agreement to be executed as of the date first set forth above.

Attest:                                      USAA INVESTMENT MANAGEMENT COMPANY


By:       /s/ Mark S. Howard                 By:     /s/ Christopehr W. Claus
         -------------------------------            --------------------------
Name:    Mark S. Howard                      Name:  Christopher W. Claus
Title:   Assistant Secretary                 Title: President

Attest:                                      WESTWOOD MANAGEMENT CORPORATION


By:       /s/ Sylvia L. Fry                  By:     /s/ Brian O. Casey
         -------------------------------            ---------------------------
Name:    Sylvia L. Fry                       Name:  Brian O. Casey
Title:   Vice President - Operations &       Title: Executive Vice President
          Compliance

                                   SCHEDULE A


                             USAA INCOME STOCK FUND

                                 USAA VALUE FUND

                                  SCHEDULE B1

                                      FEES

                                           Rate per annum of the average  daily
           Fund Account                    net assets of the Fund Account
           ------------                    ------------------------------------

USAA Income Stock Fund                     0.18%

USAA Value Fund                            0.20% - all assets until Fund Account
                                                   reaches $250 million

                                           0.18% - all assets after Fund Account
                                                   reaches $250 million


-----------------
1 USAA and Westwood agree that each of them will treat as confidential all facts, circumstances, and information relating to the fee schedule herein ("Confidential Information") and that they will not disclose this Information to any third parties except (i) to their legal advisors, (ii) with the prior written consent of the other party, (iii) as required by law, (iv) as necessary to gain or retain regulatory approvals, or (v) if such information is in the public domain.